                                                                   EXHIBIT 10.36

                                LOAN AGREEMENT
                                --------------

          LOAN AGREEMENT dated September 18, 1996, by and between RAZORFISH, INC., a New York corporation, with its principal office at 580 Broadway, Suite 210, New York, New York 10012 (the "Borrower") and OMNICOM FINANCE INC., a Delaware corporation with its principal office at 437 Madison Avenue, New York, New York 10022 (the "Creditor").

          WHEREAS, the Borrower has requested the Creditor to provide financing to the Borrower in an amount of up to Two Million Dollars ($2,000,000) and the Creditor is willing to lend the Borrower up to such amount upon the terms and conditions hereinafter set forth.

          NOW, THEREFORE, in consideration of the mutual covenants and undertakings herein contained, the Borrower and the Creditor hereby agree as follows:

                                   ARTICLE I
                                   ---------

                                  DEFINITIONS
                                  -----------

          SECTION 1.1  Definitions. For the purposes of this Loan Agreement, the
                       -----------
following terms shall have the following meanings, unless otherwise defined:

          (i)    "Closing Date." - shall mean September 18, 1996.
                  ------------

          (ii)   "Commitment." - shall mean the obligation of Creditor to make
                  ----------
          Loans to the Borrower in an aggregate amount outstanding up to $2,000,000.

          (iii)  "Commitment Period." - shall mean the period from the Closing
                  -----------------
          Date through the Termination Date.

          (iv)   "Events of Default." - shall mean any of the Events of Default
                  -----------------
          set forth under Section 5.1 hereof.

          (v)    "Loan Agreement." - shall mean this Loan Agreement between the
                  --------------
          Borrower and the Creditor, as amended or supplemented from time to time.
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          (vi)    "Loan Instruments." - shall mean this Loan Agreement, the
                   ----------------
          Note, and any other instruments and documents executed between the Creditor and the Borrower in connection herewith.

          (vii)   "Loans." - shall mean the loans made by the Creditor to the
                   -----
          Borrower pursuant to the Note and Section 2.1 hereof.

          (viii)  "Note." - shall mean the promissory note executed by the
                   ----
          Borrower in substantially the form of Exhibit A attached hereto.

          (ix)    "Security Agreement." - shall mean the security agreement by
                   -------------------
          and between Borrower and Creditor, dated the date hereof.

          (x)     "Termination Date." - shall mean the date which is the sooner
                   ----------------
          to occur of (x) the date Omnicom Group Inc., directly or indirectly, ceases to own shares of common stock of the Borrower and (y) the date of the closing of the Borrower's first firm commitment underwritten public offering pursuant to an effective Registration Statement under the Securities Act of 1933, as amended, covering the offer and sale of common stock of the Borrower to the public.

                                  ARTICLE II
                                  ----------

                                     LOAN
                                     ----

          SECTION 2.1 Loan(s). Subject to the terms and conditions and relying
                      ------
upon the representations and warranties herein set forth being true and correct when made, the Creditor agrees to make Loan(s) to the Borrower from time to time during the Commitment Period as requested by the Borrower, provided that the aggregate balance including principal and interest of all Loan(s) shall not at any time exceed Two Million Dollars ($2,000,000). The Loan(s) shall be evidenced by the Note dated the Closing Date.

          SECTION 2.2 Use of Proceeds. The Borrower may only use the proceeds of
                      ---------------
the Loan(s) for business purposes; and, in addition, the Borrower shall not use the proceeds of the Loan(s) to (a) pay dividends, (b) make loans to officers or employees of the Borrower or any

                                       2
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subsidiary of the Borrower, other than travel or other expense advances in the ordinary course of business or (c) without the prior consent of Creditor, reacquire shares of capital stock of the Borrower or any subsidiary of the Borrower.

          SECTION 2.3  Interest. The initial $1,000,000 of the Commitment at any
                       --------
time outstanding shall be without interest. Any borrowings outstanding at any time over and above $1,000,000 shall bear interest at a rate per annum equal to Creditor's monthly floating interest rate, which rate shall be the same rate charged by Creditor to its other borrowers owned or controlled by Omnicom Group Inc. Interest on the Loan(s) shall be calculated based on the daily outstanding balance thereof during the interest period and on the basis of a 360 day year and shall be computed monthly.

          SECTION 2.4  Payment of Interest. All interest calculated in
                       -------------------
accordance with Section 2.3 above shall be added to the balance of the Loan(s) on the tenth day of the month immediately following the month in which interest is computed and shall be paid on the first day of the first month of each calendar quarter.

          SECTION 2.5  Payments of Principal. The entire principal amount of the
                       ---------------------
Loan(s), together with the interest thereon outstanding on the Termination Date, shall be due and payable on the Termination Date.

          SECTION 2.6  Prepayment. The Borrower may prepay the principal amount
                       ----------
of the Loan(s) and all accrued and unpaid interest thereon at any time prior to the Termination Date; provided, however, to the extent the Borrowers working capital exceeds its expected working capital requirements for the ensuing sixty-day period (i.e.: current assets minus current liabilities), the Borrower shall use its then available cash to prepay the Loan(s)..

                                  ARTICLE III
                                  -----------

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

          SECTION 3.1  Representations and Warranties. The Borrower hereby
                       ------------------------------
represents and warrants to the Creditor that the following are true and correct:

          SECTION 3.2  Organization, Corporate Power, Etc.  The Borrower is a
                       ----------------------------------
New York corporation, duly organized, validly existing, and in good standing under the laws of New York.

          SECTION 3.3  Validity of the Loan Instruments. The execution, delivery
                       --------------------------------
and performance by the Borrower of the Loan Instruments and the borrowings evidenced by the Note (i) are within the corporate powers of the Borrower, (ii) have been duly authorized by all requisite corporate action on the part of the Borrower, (iii) have received all necessary governmental approvals and (iv) will not violate any provisions of law now in effect, any order of any court or other agency of government, the Certificate of Incorporation or by-laws of the Borrower, or any indenture, agreement or other instrument to which the Borrower is a party or by which it or any of its property is bound, or be in conflict with or result in a breach of, or constitute (with or without the giving of notice or lapse of time, or both) a default under any such indenture, agreement or other instrument. The Loan Instruments, when executed by the Borrower, will each constitute legal, valid and binding obligations in accordance with their respective terms.

                                  ARTICLE IV
                                  ----------

                                  CONDITIONS
                                  ----------

          SECTION 4.1  Conditions of Lending.  The Creditor shall not be
                       ---------------------
obligated to make any Loan(s) to the Borrower hereunder unless the following conditions have been satisfied.

          SECTION 4.2  Agreements, Etc. On the Closing Date, the Borrower shall
                       ---------------
have delivered to the Creditor the following, duly authorized, executed, and in form and substance acceptable to the Creditor:

               (a) This Loan Agreement executed by the Borrower;

               (b) The Note executed by the Borrower; and

               (c) The Security Agreement executed by the Borrower.

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

          SECTION 4.3    Representations and Warranties.  On each date on which
                         ------------------------------
a Loan is to be made the representations and warranties of the Borrower in this Loan Agreement shall be true and correct as of such borrowing date.

          SECTION 4.4    No Default.  On each date on which a Loan is to be
                         ----------
made, no Event of Default, or event which with the giving of notice or lapse of time, or both, would constitute an Event of Default, shall have occurred and be continuing.

                                   ARTICLE V
                                   ---------

                                    DEFAULT
                                    -------

          SECTION 5.1 Events of Default. The occurrence of any of the following
                      -----------------
shall constitute an Event of Default hereunder:

               5.1.1  Default in Payment.  The Borrower shall fail to pay all or
                      ------------------
     any portion of the principal or interest on the Note when due and payable.

               5.1.2  Bankruptcy, etc.  The Borrower shall (i) apply for or
                      ---------------
     consent to the appointment of a receiver, (ii) admit in writing its inability to pay its debts as they become due, (iii) make a general assignment for the benefit of creditors, (iv) have filed against it an involuntary petition in bankruptcy which is not stayed or dismissed within sixty (60) days, (v) file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization, or an arrangement with creditors or
     (vi) file an application for judicial dissolution with the Supreme Court of the State of New York.

               5.1.3  Receiver, etc.  An order, judgment or decree shall be
                      -------------
     entered against the Borrower by any court of competent jurisdiction, approving a petition seeking reorganization of the Borrower or of all or a substantial part of the properties or assets of the Borrower, or appointing a receiver, trustee or liquidator for the Borrower.

          SECTION 5.2  Remedies. If an Event of Default shall occur and be
                       --------
continuing, the Creditor may, at its option:

               5.2.1   Acceleration. Declare the unpaid portion of the principal
                       ------------
     of the Loan(s) and all interest accrued and unpaid thereon, and all other amounts due in connection with such Loan(s) or otherwise due hereunder, to be immediately due and payable, with no further notice or demand (each of which hereby is expressly waived by the Borrower), whereupon the same shall become immediately due and payable; provided, however, that if an Event of Default under Section 5.1.2 or 5.1.3 hereof occurs, the Commitment Period shall immediately terminate and all such amounts shall immediately and automatically become due and payable without any action being required of the Creditor.

               5.2.2   Other.  Exercise any other remedy specifically granted
                       -----
     hereunder or now or hereafter existing in equity, or at law, by virtue of statute or otherwise.

                                  ARTICLE VI
                                  ----------

                                 MISCELLANEOUS
                                 -------------

          SECTION 6.1  Notices. All notices required to be given hereunder shall
                       -------
be deemed to be received if directed to the address(es) recited on page 1 of this Agreement via facsimile, personal delivery, Certified or Registered Mail or by an overnight delivery carrier such as Federal Express, or in such other manner, as to either of the parties hereof, as such party shall designate in a written notice to the other party hereto.

          SECTION 6.2  Survival of Loan Agreement.  All covenants, agreements,
                       --------------------------
representations and warranties made herein shall survive the making by the Creditor of the Loan(s) herein contemplated and the execution and delivery to the Creditor of the Note evidencing such Loan(s) until the Note and all other amounts due from the Borrower to the Creditor hereunder are paid in full. This Loan Agreement shall be binding upon the Borrower and its successors, and shall inure to the benefit of the successor and assigns of the Creditor, except that the Borrower may not transfer or assign any or all of its rights or obligations hereunder without the prior written consent of the Creditor.

          SECTION 6.3    Severability.  In the event that any provision hereof
                         ------------
is deemed to be invalid by reason of the operation of any law or by reason of the interpretation placed thereupon by any court, this Loan Agreement shall be construed as not containing such provision and the invalidity of such provision shall not affect the validity of any other provisions hereof, and any and all other provisions hereof which are otherwise lawful shall remain in full force and effect.

          SECTION 6.4    Waiver.  No delay on the part of either party in
                         ------
exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or practical exercise or any right, power or privilege hereunder preclude other or further exercise thereof, or the exercise of any other right, power or privilege.

          SECTION 6.5    Indemnification.  The Borrower agrees to indemnify,
                         ---------------
defend and hold the Creditor harmless from and against any and all loss, liability, damage, judgment, claim, deficiency or expense (including interest, penalties, attorneys' fees and amounts paid in settlement) to which the Creditor may become subject insofar as such loss, liability, claim, judgment, deficiency or expense arises out of or is based upon a suit or proceeding brought or threatened in connection with this Agreement or the other Loan Instruments.

          SECTION 6.6    Expenses.  The Borrower agrees to pay or reimburse the
                         --------
Creditor for any costs and expenses (including reasonable attorney fees) incurred in connection with the enforcement or preservation of any rights under the Loan Instruments.

          SECTION 6.7    Modification of Loan Instruments.  No modification or
                         --------------------------------
waiver of any provision of any of the Loan Instruments, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in the same, similar or other circumstances.

          SECTION 6.8    Descriptive Headings.  The descriptive headings of the
                         --------------------
several sections of this Agreement are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

          SECTION 6.9    Applicable Law.  The Loan Instruments shall be
                         --------------
construed in accordance with and governed by the laws of the State of New York without giving effect to the choice or conflict of law principles thereof.

          SECTION 6.10   Counterparts.  This Agreement may be executed in
                         ------------
several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          SECTION 6.11   Assignments. This Loan Agreement and the Note may be
                         -----------
assigned by the Creditor without the prior written consent of the Borrower.

          IN WITNESS WHEREOF, this Agreement has been executed and delivered by the Borrower and the Creditor, by their duly authorized officers on the date first set forth above.

                         RAZORFISH, INC.


                         By: /s/Jeffrey A. Dachis
                             ---------------------
                             Name:  Jeffrey A. Dachis
                             Title: President


                         OMNICOM FINANCE INC.


                         By: /s/Barry J. Wagner
                             -------------------
                             Name:  Barry J. Wagner
                             Title: Secretary

                                                                       EXHIBIT A
                                                                       ---------

                                     NOTE
                                     ----

$2,000,000                                                    September 18, 1996

          FOR VALUE RECEIVED, the undersigned, Razorfish, Inc., with its principal address at 580 Broadway, Suite 210, New York, New York 10012 ("Borrower") hereby unconditionally promises to pay on the Termination Date, or such other date as may be required pursuant to the Loan Agreement (as hereinafter defined), to the order of Omnicom Finance Inc., a Delaware corporation ("Creditor") with offices at 437 Madison Avenue, New York, NY 10022, at said address or at such other address as the Creditor may from time to time designate, in lawful money of the United States and in immediately available funds, the principal amount of all loans made by the Creditor together with the interest thereon to the undersigned pursuant to Section 2.1 of the Loan Agreement. Interest shall be paid on the unpaid principal amount of this Note, solely with respect to any borrowings outstanding at any time over and above $1,000,000, on the first day of the first month of each calendar quarter.

          If any payment on this Note becomes due and payable on a Saturday, Sunday or legal holiday in the State of New York, the maturity thereof shall be extended to the next succeeding business day.

          This Note is the Note referred to in the Loan Agreement of even date herewith between the Borrower and Creditor (as amended from time to time, the "Loan Agreement"). All capitalized terms used in this Note shall have the meanings ascribed to them in the Loan Agreement. The provisions of the Loan Agreement are incorporated herein by reference.

          Upon the occurrence and continuance of any one or more of the Events of Default specified in the Loan Agreement, all amounts then remaining unpaid on this Note may be declared to be, or may automatically become, immediately due and payable as provided therein.

          Presentment, demand, protest and notice of dishonor are hereby waived by the Borrower.

          The obligations of the Borrower shall be secured by a security interest in all of the assets of the Borrower and evidenced by a security agreement between the Borrower and the Creditor.

          This Note shall be governed by and construed according to the laws of the State of New York, without giving effect to the choice or conflict of law principles thereof.

                         RAZORFISH, INC.



                         By: /s/Jeffrey A. Dachis
                             ---------------------
                             Name:  Jeffrey A. Dachis
                             Title: President